Capital management	12 Months Ended
Dec. 31, 2025
Notes and other explanatory information [abstract]
Capital management

31.	Capital management

The primary objective of the Group’s capital management is to ensure that it maintains a strong credit rating and net current asset position in order to support its business and maximise shareholder value. The capital structure of the Group comprises issued share capital and reserves.

The Group manages its capital structure and makes adjustments to it, in light of changes in economic conditions. To maintain or adjust the capital structure, the Group may adjust the dividend payment to shareholders, return capital to shareholders or issue new shares. The Group is not subject to any externally imposed capital requirements. No changes were made to the objectives, policies or processes during the financial years ended December 31, 2025.

MasterBeef Group and its subsidiaries

Notes to the Consolidated Financial Statements (Continued)

December 31, 2025, 2024 and 2023